Filed Pursuant to 497(a)

File No 333-180267

Rule 482ad

Fifth Street Finance Corp. Prices Public Offering

of $75 Million 5.875% Senior Unsecured Notes Due 2024

WHITE PLAINS, N.Y., October 11, 2012 — Fifth Street Finance Corp. (NASDAQ:FSC) (“Fifth Street”) today announced that it priced a public offering of $75 million in aggregate principal amount of its 5.875% senior unsecured notes due 2024 (the “Notes”). The Notes will mature on October 30, 2024, and may be redeemed in whole or in part at any time or from time to time at Fifth Street’s option on or after October 30, 2017. The Notes will bear interest at a rate of 5.875% per year payable quarterly on January 30, April 30, July 30 and October 30, of each year, beginning January 30, 2013. The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about October 18, 2012. Fifth Street intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “FSCE,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

UBS Securities LLC, Raymond James, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated are acting as joint book-running managers for the offering. Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Janney Montgomery Scott LLC and Maxim Group LLC are acting as co-managers for the offering.

Fifth Street intends to use the net proceeds from this offering to repay debt outstanding under certain of its credit facilities and for general corporate purposes. However, through re-borrowing under its credit facilities, it intends to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus.

The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (Attn: Prospectus Department or tel: (877) 827-6444, ext. 5613884); Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716; RBC Capital Markets, LLC, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281 (tel: (866) 375-6829 or email: RBCNYFixedIncomeProspectus@rbccm.com); and Stifel, Nicolaus & Company, Incorporated, Attn: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, Maryland 21202 (tel: (443) 224-1988 or email: SyndicateOps@stifel.com). Investors are advised to carefully consider the investment objective, risks, charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Finance Corp.

Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Fifth Street Finance Corp.’s prospectus supplement and accompanying prospectus. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Senior Vice President of Finance & Head of Investor Relations

Fifth Street Finance Corp.

(914) 286-6855

dchoksi@fifthstreetfinance.com

Media Contact:

Steve Bodakowski

Prosek Partners

(203) 254-1300 ext. 141

Pro-fifthstreet@prosek.com